                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 13, 1999
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                         ------------------------------
                                   (Sponsor)
                             (Issuer in Respect of
  Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    Delaware                      333-24489              13-3408716
 ------------------------        -----------         ------------------
 (STATE OR OTHER JURIS-          (COMMISSION          (I.R.S. EMPLOYER
 DICTION OF ORGANIZATION)          FILE NO.)         IDENTIFICATION NO.)


        399 Park Avenue, New York, New York                       10043
        -----------------------------------                       -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


        Registrant's Telephone Number, including area code (212) 559-6899
                                                           --------------



        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5. Other Events.

     On January 13, 1999, the Registrant filed pursuant to a Current Report on Form 8-K, a form of the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among Mortgage Capital Funding, Inc. as Sponsor, CitiCorp Real Estate, Inc. and Salomon Brothers Realty Corp. as Mortgage Loan Sellers, AMRESCO Services, L.P. as Master Servicer, Allied Capital Corporation as Special Servicer, LaSalle National Bank as Trustee and REMIC Administrator and ABN AMRO, N.V. as Fiscal Agent. Attached hereto, are certain exhibits to the Pooling and Servicing Agreement which were not available at the time of such earlier filing.









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ITEM 7.   Financial Statements and Exhibits

          (a) Not applicable
          (b) Not applicable
          (c) Exhibits


Exhibit No.               Description
-----------               -----------

    99.1        Select Exhibits to Pooling and Servicing Agreement





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MORTGAGE CAPITAL FUNDING, INC.
                                            (Registrant)


                                            By: /s/ Richard L. Jarocki, Jr.
                                                ------------------------------
                                                Name:  Richard L. Jarocki, Jr.
                                                Title: President


Dated: January  20, 1999













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                                 EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

    99.1        Select Exhibits to Pooling and Servicing Agreement





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